UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 6, 2019
Fitbit, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37444	20-8920744
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

199 Fremont Street	14th Floor
San Francisco	California	94105
(Address of Principal Executive Offices)		(Zip Code)

(415) 513-1000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	FIT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On October 31, 2019, the Compensation Committee of the Board of Directors (the “Board”) of Fitbit, Inc. (the “Company”) approved cash retention payments to the Company’s executive officers (other than James Park, the Company’s President, Chief Executive Officer and Chairman, and Eric Friedman, the Company’s Chief Technology Officer and a member of the Board), equal to 30% of their base salary between November 1, 2019 and the effective time (the “Effective Time”) of the proposed acquisition (the “Merger”) pursuant to which the Company will become a wholly owned subsidiary of Google LLC (“Google”). The Merger was previously disclosed on a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on November 1, 2019. Generally, fifty percent (50%) of the payments will be payable at the Effective Time and the remaining fifty percent (50%) of the payments will be payable six months following the Effective Time subject to continued employment by the executive officer up to and following the Effective Time; provided that the payments will accelerate and be paid in full as of the Effective Time in the event that the executive officer does not receive an offer of employment with Google prior to the Effective Time and executes a general release of claims.

Additional Information and Where to Find It

In connection with the proposed acquisition, the Company will file relevant materials with the SEC, including a preliminary and definitive proxy statement. Promptly after filing the definitive proxy statement, the Company will mail the definitive proxy statement and a proxy card to the stockholders of the Company. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders of the Company will be able to obtain a free copy of these documents, when they become available, at the website maintained by the SEC at www.sec.gov or free of charge at www.Fitbit.com.

Additionally, the Company will file other relevant materials in connection with the proposed acquisition of the Company by Google pursuant to the terms of an Agreement and Plan of Merger, by and among the Company, Google and Magnoliophyta Inc. (the “Merger Agreement”). The Company and its directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed acquisition. Stockholders of the Company may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s most recent Annual Report on Form 10-K, which was filed with the SEC on March 1, 2019 and the proxy statement for the Company’s 2019 annual meeting of stockholders, which was filed with the SEC on April 11, 2019.  These documents are available free of charge at the SEC’s website at www.sec.gov or by going to the Company’s Investor Relations website at www.Fitbit.com. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the definitive proxy statement relating to the proposed transaction when it becomes available.

Forward-Looking Statements

This communication contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. In some cases, you can identify these forward-looking statements by the use of terms such as “expect,” “will,” “continue,” or similar expressions, and variations or negatives of these words, but the absence of these words does not mean that a statement is not forward-looking. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, but not limited to: the ability of Google and the Company to complete the proposed transaction considering the various conditions to the transaction, some of which are outside the parties’ control, including those conditions related to regulatory approvals; the expected benefits and costs of the proposed transaction; any statements concerning the expected development or competitive performance relating to Fitbit’s products and services; any statements regarding Google’s future intention with Fitbit; any other statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. A number of important factors and uncertainties could cause actual results or events to differ materially from those described in these forward-looking statements, including without limitation: the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the Company’s stockholders and the receipt of certain governmental and regulatory approvals; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; the occurrence of a Company Material Adverse Effect (as defined in the Merger Agreement); and other risks that are described in the reports of the Company filed the SEC, including but not limited to the risks described in the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2018, and that are otherwise described or updated from time to time in other filings with the SEC. The Company assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FITBIT, INC.

Date:	November 6, 2019	By:	/s/ Ronald W. Kisling
Name: Ronald W. Kisling
Title: Chief Financial Officer